                                                                   EXHIBIT 10.33

                           REVOLVING CREDIT AGREEMENT
                           --------------------------

                         dated as of September 12, 1996

                                     among


                             BANKVEST CAPITAL CORP.
                                      and
                            LEASEVEST CAPITAL CORP.,
                                as the Borrowers


                                      and

                       THE FIRST NATIONAL BANK OF BOSTON,
                                  as the Bank

                               TABLE OF CONTENTS

1.  DEFINITIONS.............................................................. 1
2.  REVOLVING CREDIT FACILITY................................................ 11
      2.1.  Commitment to Lend............................................... 11
      2.2.  Requests for Revolving Credit Loans.............................. 11
             2.2.1.  Loan Requests........................................... 11
             2.2.2.  Revolving Credit Note................................... 11
      2.3.  Conversion Options............................................... 12
             2.3.1.  Conversion to Different Type of Revolving Credit Loan... 12
             2.3.2.  Continuation of Type of Revolving Credit Loan........... 12
             2.3.3.  Eurodollar Rate Loans................................... 12
      2.4.  Interest......................................................... 13
      2.5.  Repayments and Prepayments....................................... 13
      2.6.  Extension of Maturity Date....................................... 13
3.  CHANGES IN CIRCUMSTANCES, ETC............................................ 14
      3.1.  Inability to Determine Eurodollar Rate........................... 14
      3.2.  Illegality....................................................... 14
      3.3.  Change in Circumstances.......................................... 14
      3.4.  Capital Adequacy................................................. 15
      3.5.  Certificate...................................................... 15
      3.6.  Indemnity........................................................ 16
      3.7.  Interest after Event of Default.................................. 16
      3.8.  Concerning Joint and Several Liability of the Borrowers.......... 16
4.  FEES AND PAYMENTS........................................................ 20
5.  SECURITY................................................................. 20
6.  REPRESENTATIONS AND WARRANTIES........................................... 21
7.  CONDITIONS PRECEDENT..................................................... 26
      7.1.  Conditions to Initial Revolving Credit Loans..................... 26
      7.2.  Conditions to All Borrowings..................................... 28
8.  COVENANTS................................................................ 28
      8.1.  Affirmative Covenants............................................ 28
      8.2.  Negative Covenants............................................... 30
      8.3.  Financial Covenants.............................................. 32
9.  EVENTS OF DEFAULT; ACCELERATION.......................................... 33
10.  SETOFF.................................................................. 35
11.  MISCELLANEOUS........................................................... 35

                             EXHIBITS AND SCHEDULES

Exhibit A           Form of Revolving Credit Note
Exhibit B           Form of Borrowing Base Report
Exhibit C           Form of Compliance Certificate
Exhibit D           Form of Lease Receivable Designation Certificate
Exhibit E           Form of Designated Lease Receivables Released Report

Schedule 8.2(a)     Existing Indebtedness

                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     This REVOLVING CREDIT AGREEMENT (this "Agreement") is made as of September 12, 1996, by and among BANKVEST CAPITAL CORP. ("BankVest" or a "Borrower"), a Massachusetts corporation having its principal place of business at 114 Turnpike Road, Westboro, MA 01581, LEASEVEST CAPITAL CORP. ("LeaseVest" or a "Borrower" and, together with BankVest, the "Borrowers"), a Massachusetts corporation having its principal place of business at 114 Turnpike Road, Westboro, MA 01581 and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

                                1. DEFINITIONS.
                                   -----------

     Certain capitalized terms are defined below:

     Acquisition Cost:  All costs and expenses incurred by the Borrowers in
     ----------------
connection with the acquisition of any Eligible Equipment, including, without limitation, sales or use taxes, freight or installation costs, and license fees, minus any down payments made by the Lessee and holdbacks to vendors.

     Affiliate:  Any Person that would be considered to be an affiliate of
     ---------
either of the Borrowers under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Borrower were issuing securities.

     Agreement:  See preamble, which term shall include this Agreement and the
     ---------
Schedules and Exhibits hereto, all as amended and in effect from time to time.

     Applicable Maturity Date:  See (S)2.6.
     ------------------------

     Backup Servicer Agreement:  The Backup Servicing Agreement dated as of July
     -------------------------
1, 1996, among BankVest, Parrish and NorWest, in the form delivered to the Bank on or prior to the Closing Date.

     Bank:  See preamble.
     ----

     Base Rate:  The higher of (i) the annual rate of interest announced from
     ---------
time to time by the Bank at its head office as the Bank's "base rate" and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate.

     Base Rate Loans:  Revolving Credit Loans bearing interest calculated by
     ---------------
reference to the Base Rate.

     BKB Account:  The account with the Lockbox Bank under the sole dominion and
     -----------
control of the Bank into which all proceeds of Collateral are transferred, maintained in accordance with the Receivables Collection Agreement.

     Borrowers:  See preamble.
     ---------

     Borrowing Base:  At the relevant time of reference thereto, an amount
     --------------
determined by the Bank by reference to the most recent Borrowing Base Report delivered to the Bank pursuant to (S)8.1(a), which is equal to the lesser of (a) 90% of the net present value (calculated at a discount rate of the weighted average interest rate of the Revolving Credit Loans, at the relevant time of reference thereto, plus 1%) of Eligible Lease Receivables and (b) 100% of the
                   ----
aggregate Acquisition Cost to the Borrowers of the underlying Equipment in respect of Eligible Lease Receivables.

     Borrowing Base Report:  A report with respect to the Borrowers' Borrowing
     ---------------------
Base in substantially the form attached hereto as Exhibit B.
                                                  ------- -

     Business Day:  Any day on which banks in Boston, Massachusetts, are open
     ------------
for business generally and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capitalized Leases:  Leases under which BankVest or any of its Subsidiaries
     ------------------
is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of such lessee or obligor in accordance with GAAP.

     Charter Documents:  In respect of any entity, the certificate or articles
     -----------------
of incorporation or organization and the by-laws of such entity, or other constitutive documents of such entity.

     Closing Date:  The first date on which the conditions set forth in (S)7
     ------------
have been satisfied.

     Collateral:  All of the property, rights and assets of the Borrowers and
     ----------
their Subsidiaries that are or are intended to be subject to the security interests created by the Security Documents.

     Commercial Finance Examination:  An examination by employees, agents or
     ------------------------------
consultants of the Bank of the assets of BankVest and its Subsidiaries which, without limiting the generality of the foregoing, may include a review of BankVest's books and records and the books and records of BankVest's Subsidiaries.

     Commitment:  The obligation of the Bank to make Revolving Credit Loans to
     ----------
the Borrowers up to an aggregate outstanding principal amount not to exceed $15,000,000, as such amount may be reduced from time to time or terminated hereunder.

     Consent:  In respect of any Person, any permit, license or exemption from,
     -------
approval, consent of, registration or filing with any local, state or federal governmental or regulatory agency or authority, required under applicable law.

     Consolidated or consolidated:  With reference to any term defined herein,
     ----------------------------
shall mean that term as applied to the accounts of BankVest and its Subsidiaries, consolidated in accordance with GAAP.

     Consolidated Net Income (or Deficit):  The consolidated net income (or
     ------------------------------------
deficit) of BankVest and its Subsidiaries after deduction of all expenses, taxes and other charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items of income.

     Consolidated Tangible Net Worth:  The excess of (a) all assets of BankVest
     -------------------------------
and its Subsidiaries on a consolidated basis determined in accordance with GAAP, over (b) all liabilities of BankVest and its Subsidiaries on a consolidated basis determined in accordance with GAAP, minus (c) the sum of (i) the book
                                          -----
value of all intangibles determined in accordance with GAAP, including good will and intellectual property, and (ii) any write-up in the book value of assets since the most recent audited Financials in existence on the date hereof.

     Consolidated Total Liabilities:  All liabilities of BankVest and its
     ------------------------------
Subsidiaries on a consolidated basis that in accordance with GAAP are properly classified as liabilities.

     Conversion Request:  A notice given by the Borrowers to the Bank of the
     ------------------
Borrowers' election to convert or continue a Revolving Credit Loan in accordance with (S)2.3 hereof.

     Credit Policy:  The criteria for extension of credit for receivables and
     -------------
Leases of BankVest and its Subsidiaries, in the form delivered to the Bank on or prior to the Closing Date and as amended, supplemented or modified from time to time in accordance with (S)8.2(h).

     Default:  An event or act which with the giving of notice and/or the lapse
     -------
of time, would become an Event of Default.

     Delinquent Account:  Any Lease Receivable that is outstanding for more than
     ------------------
sixty (60) days past the date payment on such Lease Receivable is originally due.

     Designated Lease Receivables:  Lease Receivables as to which either of the
     ----------------------------
Borrowers has full and unencumbered title (other than the first priority security interest granted to the Bank as contemplated by the Security Agreement) and (a) the Borrowers have notified the Bank and the Servicer that such Lease Receivables are intended to be Designated Lease Receivables pursuant to a Lease Receivable Designation Certificate, (b) the Servicer and the Borrowers have made appropriate notations on their records of the Bank's lien on such Lease Receivables, and (c) the Bank has a valid and perfected security interest in such Lease Receivables and the underlying Equipment with respect to such Lease Receivables.

     Designated Lease Receivables Release Report:  A report substantially in the
     -------------------------------------------
form of Exhibit E hereto pursuant to which the Borrowers notify the Banks of
        ---------
which Designated Lease Receivables are to be released.

     Domestic Lending Office:  Initially the office of the Bank designated as
     -----------------------
such by notice to the Borrowers; thereafter, such other office of the Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date:  In respect of any Revolving Credit Loan, the date on which
     -------------
such Revolving Credit Loan is made or to be made to the Borrowers, and the date on which any Revolving Credit Loan is converted or continued in accordance with
(S)2.3.

     Eligible Equipment:  Equipment (a) which is new or used; (b) which is in
     ------------------
good condition, repair and working order; (c) which, if it has an Acquisition Cost of $50,000 or greater, is insured in the manner provided in the applicable Lease; (d) (i) which is owned by a Borrower free and clear of all Liens (other than Liens granted to the Bank) or (ii) in which the Lessee thereof has granted a Borrower a security interest free and clear of all Liens (other than Liens granted to the Bank); (e) which is located within the United States; (f) which is subject to a Lease which meets the eligibility requirements set forth in Eligible Lease Receivables and (g) which is otherwise approved by the Bank.

     Eligible Lease Receivables:  The aggregate of the unpaid portions of
     --------------------------
Designated Lease Receivables (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties, deposits and payments received in advance from Lessees, and any receivables for insurance premiums and taxes due on account of any Lease or the underlying Equipment with respect to such Lease, in each case that are adjustments to such Lease Receivables) (a) that the Borrowers reasonably and in good faith determine to be collectible; (b) which pertain to Eligible Equipment; (c) that are with Lessees that (i) are not Affiliates or employees of either of the Borrowers or have common officers or directors with either of the Borrowers, (ii) leased the underlying Equipment in respect of such Lease Receivable at arm's length, (iii) are not insolvent or involved, whether voluntary or involuntary, in any case or proceeding under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction, or (iv) are, in the Bank's reasonable judgment, creditworthy based upon such credit and collateral considerations as the Bank may deem appropriate from time to time; (d) that are in payment of obligations that have been fully performed and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (e) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (f) that related to a Lease which was originated in accordance with such Borrower's Credit Policy or is otherwise acceptable to the Bank in its sole discretion; (g) that are in respect of a "commercial use" lease; (h) that are not currently Delinquent Accounts; (i) that have not been Delinquent Accounts more than once; (j) that are not Delinquent Accounts for which the delinquency has been cured provided, however, that a portion of the
                                     --------  -------
aggregate amount of reinstated Delinquent Accounts that have only been Delinquent Accounts once not in excess of five percent (5%) of otherwise Eligible Lease Receivables shall be included in Eligible Lease Receivables; (k) that are not Rewrites; (l) that arise from Leases with an original term of not greater than sixty (60) months; (m) that are not due from any single Lessee if more than fifty percent (50%) of the aggregate amount of all Lease Receivables owing from such Lessee would otherwise not be Eligible Lease Receivables; (n) that are not due from a Lessee located in Minnesota or New Jersey unless the applicable Borrower (i) has received a certificate of authority to do business and is in good standing in such state or (ii) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (o) that are not payable from an office outside of the United States unless such Lease Receivable is supported by a letter of credit acceptable to, and issued for the benefit of, the Bank; (p) that are not due from a Lessee which is the federal government of the United States or the state or local government of any of the states of the United States, or any agency or political subdivision of any thereof, provided, however that not more than
                                      --------- -------
$1,000,000 in the aggregate of Accounts Receivable due from the state or local government of any of the states of the United States or any agency or political subdivision thereof may constitute Eligible Lease Receivables; (q) that are not due from any single Lessee if more than five percent (5%) of the aggregate amount of all Lease Receivables owing from such Lessee would otherwise not be Eligible Lease Receivables, provided, however, that five percent (5%) of such
                            --------  -------
Lessee's otherwise Eligible Lease Receivables shall be included in Eligible Lease Receivables; and (r) that is not the obligation of a Lessee to whom either Borrower is or may become liable for goods sold or services rendered by such Lessee, provided, however, that only the dollar amount of such liability shall
        --------  -------
be excluded from Eligible Lease Receivables.

     Environmental Laws:  All laws pertaining to environmental matters,
     ------------------
including without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, in each case as amended, and all rules, regulations, judgments, decrees, orders and licenses arising under all such laws.

     Equipment:  Equipment leased from either of the Borrowers pursuant to a
     ---------
Lease.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended,
     -----
and all rules, regulations, judgments, decrees, and orders arising thereunder.

     Eurocurrency Reserve Rate:  For any day with respect to a Eurodollar Rate
     -------------------------
Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day:  Any day on which commercial banks are open for
     -----------------------
international business (including dealings in U.S. dollar deposits) in London or such other eurodollar interbank market as may be selected by the Bank in its sole discretion acting in good faith.

     Eurodollar Lending Office:  Initially, the office of the Bank designated as
     -------------------------
such by notice to the Borrowers; thereafter, such other office of the Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate:  For any Interest Period with respect to a Eurodollar Rate
     ---------------
Loan, the rate of interest equal to the rate at which the Bank's Eurodollar Lending Office is offered U.S. dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted at or about 10:00 a.m., Boston time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of the Bank to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Eurodollar Rate Loans:  Revolving Credit Loans bearing interest calculated
     ---------------------
by reference to the Eurodollar Rate.

     Event of Default:  Any of the events listed in (S)9 hereof.
     ----------------

     Federal Funds Effective Rate:  For any day, the rate per annum equal to the
     ----------------------------
weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three funds brokers of recognized standing selected by the Bank.

     Financials:  In respect of any period, the consolidated and, with respect
     ----------
to annual and quarterly fiscal periods, consolidating balance sheet of any Person and its Subsidiaries as at the end of such period, and the related statement of income and consolidated and, with respect to annual and quarterly fiscal periods, consolidating statement of cash flow for such period, each setting forth in comparative form the figures for the previous comparable fiscal period, all in reasonable detail and prepared in accordance with GAAP.

     GAAP:  Generally accepted accounting principles consistent with those
     ----
adopted by the Financial Accounting Standards Board and its predecessor, (i) generally, as in effect from time to time, and (ii) for purposes of determining compliance by the Borrowers with their financial covenants set forth herein, as in effect for the fiscal year therein reported in the most recent Financials submitted to the Bank prior to execution of this Agreement.

     Indebtedness:  All obligations, contingent and otherwise, that in
     ------------
accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

     Interest Payment Date:  (i) As to any Base Rate Loan, the first day of the
     ---------------------
next calendar month with respect to the immediately preceding calendar month; and (ii) as to any Eurodollar Rate Loan, the last day of the Interest Period with respect to such Eurodollar Rate Loan.

     Interest Period:  With respect to each Revolving Credit Loan, (i)
     ---------------
initially, the period commencing on the Drawdown Date of such Revolving Credit Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request (A) for any Base Rate Loan, the last day of the calendar month; and (B) for any Eurodollar Rate Loan, 1, 2 or 3 months; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; provided that all of the foregoing provisions relating
                         --------
to Interest Periods are subject to the following:

          (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day.

          (c) if the Borrowers shall fail to give notice as provided in (S)2.3, the Borrowers shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (e) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     Lease.  Each lease which evidences any Lease Receivable included in
     -----
Designated Lease Receivables.

     Lease Receivable Designation Certificate:  A certificate substantially in
     ----------------------------------------
the form of Exhibit D hereto pursuant to which the Borrowers grant liens on
            ---------
Lease Receivables to the Bank.

     Lease Receivables:  Lease receivables of either of the Borrowers
     -----------------
outstanding and owed to such Borrower which have arisen in respect of lease obligations of the Lessees to such Borrower as determined in accordance with GAAP, consistently applied, as entered on the books and records of such Borrower but in any case not including purchase options or residual value of the underlying Equipment.

     Lessee:  The Person or Affiliate group of Persons obligated to make
     ------
payments with respect to a Lease.

     Liens:  Any encumbrance, mortgage, pledge, hypothecation, charge,
     -----
restriction or other security interest of any kind securing any obligation of any entity or person.

     Loan Documents:  This Agreement, the Revolving Credit Note and the Security
     --------------
Documents, in each case as from time to time amended or supplemented.

     Loan Request:  See (S)2.1.
     ------------

     Lockbox Agreement:  The Lockbox Servicing Agreement dated as of June 26,
     -----------------
1996 between BankVest and PNC, in the form delivered to the Bank on or prior to the Closing Date.

     Lockbox Bank:  PNC or any other financial institution which has entered
     ------------
into a lockbox agreement with either of the Borrowers in form and substance satisfactory to the Bank.

     Materially Adverse Effect:  Any materially adverse effect on the financial
     -------------------------
condition or business operations of BankVest and its Subsidiaries taken together, or material impairment of the ability of BankVest or any of its Subsidiaries, to perform its obligations hereunder or under any of the other Loan Documents.

     Maturity Date:  December 12, 1997, as the same may be extended in the sole
     -------------
discretion of the Bank pursuant to (S)2.6 hereof, or such earlier date on which all Revolving Credit Loans may become due and payable pursuant to the terms hereof.

     NorWest:  NorWest Bank Minnesota, National Association, a national banking
     -------
association and the backup servicer with respect to certain lease contracts of BankVest and its Subsidiaries.

     Obligations:  All indebtedness, obligations and liabilities of BankVest and
     -----------
its Subsidiaries to the Bank, individually or collectively, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any other Loan Document or in respect of any of the Revolving Credit Loans or the Revolving Credit Note or other instruments at any time evidencing any thereof.

     Parrish.  Parrish Financial Servicing Company, L.P., a Delaware limited
     -------
partnership and the servicer with respect to certain lease contracts of BankVest and its Subsidiaries.

     Perfection Certificates:  The Perfection Certificates as defined in the
     -----------------------
Security Agreement.

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by (S)8.2(b).

     Person:  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision hereof.

     PNC.  PNC Bank, National Association, a national banking association.
     ---

     Receivables Collection Agreement:  The Lockbox Service Agreement dated on
     ----------- --------------------
or prior to the Closing Date among Parrish, the Lockbox Bank, the Borrowers, and the Bank and in form and substance satisfactory to the Bank.

     Requirement of Law:  In respect of any Person, any law, treaty, rule,
     ------------------
regulation or determination of an arbitrator, court, or other governmental authority, in each case applicable to or binding upon such Person or affecting any of its property.

     Reserves:  With respect to any fiscal quarter, the ending allowance for
     --------
doubtful accounts on BankVest's consolidated balance sheet at the end of such fiscal quarter, prepared in accordance with GAAP.

     Revolving Credit Loans:  Revolving credit loans made or to be made by the
     ----------------------
Bank to the Borrowers pursuant to (S)2.

     Revolving Credit Notes:  See (S)2.2.3.
     ----------------------

     Rewrites:  Any Lease Receivable, the terms of which have been modified,
     --------
postponed, extended or rewritten in any manner.

     Security Agreement:  The Security Agreement dated as of the Closing Date,
     ------------------
among the Borrowers and the Bank and in form and substance satisfactory to the Bank.

     Security Documents:  The Security Agreement and the Receivables Collection
     ------------------
Agreement.

     Service Agreement:  The Servicing Agreement dated as of April 5, 1996,
     ------- ---------
between Parrish and BankVest, in the form delivered to the Bank on or prior to the Closing Date.

     Servicer:  Parrish or any successor thereto acceptable to the Bank which
     --------
has become a party to the Receivables Collection Agreement and has entered into a service agreement in form and substance satisfactory to the Bank.

     Subordinated Debt:  Unsecured Indebtedness of BankVest or any of its
     -----------------
Subsidiaries that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by written instrument containing subordination provisions in form and substance acceptable to the Bank.

     Subsidiary:  Any corporation, association, trust or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Voting Stock:  Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

                         2. REVOLVING CREDIT FACILITY.
                            -------------------------

     2.1  COMMITMENT TO LEND.  Upon the terms and subject to the conditions of
          ------------------
this Agreement, the Bank agrees to lend to the Borrowers such sums that the Borrowers may request, from the date hereof until but not including the Maturity Date, provided that the sum of the outstanding principal amount of all Revolving
      --------
Credit Loans (after giving effect to all amounts requested) shall not exceed the lesser of (a) the Commitment and (b) the Borrowing Base. Revolving Credit Loans shall be in the minimum aggregate amount of $100,000 or an integral multiple thereof.

     2.2  REQUESTS FOR REVOLVING CREDIT LOANS.
          -----------------------------------

          2.2.1   LOAN REQUESTS.  The Borrowers shall give to the Bank written
                  -------------
     notice in form and substance satisfactory to the Bank (or telephonic notice confirmed in writing in form and substance satisfactory to the Bank) of each Revolving Credit Loan requested hereunder (a "Loan Request") (i) no later than 10:00 a.m., Boston time, on the proposed Drawdown Date of any Base Rate Loan and (ii) no less than three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (A) the principal amount of the Revolving Credit Loan requested, (B) the proposed Drawdown Date of such Revolving Credit Loan,
     (C) whether such Revolving Credit Loan shall be a Base Rate Loan or a Eurodollar Rate Loan and (D) in the case of a Eurodollar Rate Loan, the Interest Period for such Eurodollar Rate Loan and shall include (y) a Borrowing Base Report setting forth the Borrowing Base as of such date and
     (z) a Lease Receivable Designation Certificate if after giving effect to such Revolving Credit Loans, the outstanding principal amount of Revolving Credit Loans shall exceed the Borrowing Base. Each such notice shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept the Revolving Credit Loan requested from the Bank on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $100,000 or an integral multiple thereof.

          2.2.2   REVOLVING CREDIT NOTE.  The obligation of the Borrowers to
                  ---------------------
     repay to the Bank the principal of the Revolving Credit

     Loans and interest accrued thereon shall be evidenced by a promissory note in substantially the form of Exhibit A hereto (the "Revolving Credit Note")
                                  ---------
     in the maximum aggregate principal amount of $15,000,000 executed and delivered by the Borrowers and payable to the order of the Bank, in form and substance satisfactory to the Bank.

     2.3. CONVERSION OPTIONS.
          ------------------

          2.3.1   CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN.  The
                  -----------------------------------------------------
     Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan from a Base Rate Loan to a Eurodollar Rate Loan or from a Eurodollar Rate Loan to a Base Rate Loan, provided that (i) with respect to
                                               --------
     any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrowers shall give the Bank at least three (3) Business Days prior written notice of such election; (ii) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan on a date that is not the last day of the Interest Period with respect thereto, such conversion shall be subject to the provisions of (S)3.6; (iii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrowers shall give the Bank at least three (3) Eurodollar Business Days prior written notice of such election and (iv) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made, the Bank shall take such action as is necessary to transfer such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans may be converted as provided herein, provided that partial conversions shall be in an aggregate principal amount
     --------
     of $100,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrowers.

          2.3.2   CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN.  Any Base Rate
                  ---------------------------------------------
     Loan or Eurodollar Rate Loan may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrowers with the notice provisions contained in (S)2.3.1; provided that no
                                                       --------
     Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which the officers of the Bank active upon the Borrowers' account have actual knowledge. In the event that the Borrowers fail to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto.

          2.3.3.  EURODOLLAR RATE LOANS.  Any conversion to or from Eurodollar
                  ---------------------
     Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or a multiple of $500,000 in excess thereof, and (ii) there shall not be more than five (5) outstanding Revolving Credit Loans which are Eurodollar Rate Loans at any time.

     2.4. INTEREST.  So long as no Event of Default is continuing, (i) each
          --------
Revolving Credit Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of three-quarters of one percent (0.75%) per annum above the Base Rate, and (ii) each Revolving Credit Loan which is a Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of two and one-quarter percent (2.25%) per annum above the Eurodollar Rate determined for such Interest Period. The Borrowers jointly and severally promise to pay interest on the Revolving Credit Loans or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

     2.5. REPAYMENTS AND PREPAYMENTS.  The Borrowers hereby jointly and
          --------------------------
     severally agree to pay the Bank on the Maturity Date the entire unpaid principal of and interest on all Revolving Credit Loans. The Borrowers may elect to prepay the outstanding principal of all or any part of any Revolving Credit Loan, without premium or penalty, provided that the full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this (S)2.5 may be made only on the last day of the Interest Period relating thereto. The Borrowers shall give the Bank no later than 10:00 a.m., Boston time, at least three (3) Eurodollar Business Days prior written or telephonic notice, of any proposed prepayment pursuant to this (S)2.5 of any Eurodollar Rate Loan; and on the date of such prepayment pursuant to this (S)2.5 of any Base Rate Loan, in each case specifying the proposed date of such prepayment and the amount to be prepaid. The Borrowers shall be entitled to reborrow before the Maturity Date such amounts, upon the terms and subject to the conditions of this Agreement. If at any time the total outstanding Revolving Credit Loans shall exceed the lesser of (i) the Commitment and (ii) the Borrowing Base, the Borrowers shall immediately pay the amount of such excess to the Bank for application to the Revolving Credit Loans. The Borrowers may elect to reduce or terminate the Commitment by a minimum principal amount of $1,000,000 or an integral multiple thereof, upon written notice to the Bank given by 10:00 a.m., Boston time, at least two (2) Business Days prior to the date of such reduction or termination. The Borrowers shall not be entitled to reinstate the Commitment following such reduction or termination.

     2.6. EXTENSION OF MATURITY DATE.  The Borrowers may, provided that no
          --------------------------
Default or Event of Default has occurred and is continuing, by written notice to the Bank given not more than one hundred and twenty (120) days nor less than ninety (90) days prior to the then Applicable Maturity Date (the "Applicable Maturity Date") request that the Applicable Maturity Date be extended to the date which is one-year after the then Applicable Maturity Date. A consent, if any, to the extension of the Applicable Maturity Date shall be given by the Bank no less than sixty (60) days prior to the Applicable Maturity Date, provided
                                                                    --------
that if the Bank does not respond to the Borrowers' request on or prior to the date which is sixty (60) days prior to the Applicable Maturity Date, the Bank shall be deemed to have refused such request to extend the Applicable Maturity Date. If the Bank consents to the extension of the Applicable Maturity Date, the Maturity Date shall be extended for one-year, and the definition of Maturity Date shall be deemed to reflect such extension for all purposes hereof. Nothing contained herein shall in any way obligate the Bank to extend the Maturity Date.

                       3. CHANGES IN CIRCUMSTANCES, ETC.
                          -----------------------------

     3.1. INABILITY TO DETERMINE EURODOLLAR RATE.  In the event, prior to the
          --------------------------------------
commencement of any Interest Period relating to any Eurodollar Rate Loan, the Bank shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Bank shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers) to the Borrowers. In such event (i) any Loan Request or Conversion Request with respect to any Eurodollar Rate Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and (iii) the obligation of the Bank to make Eurodollar Rate Loans shall be suspended until the Bank determines that the circumstances giving rise to such suspension no longer exist, whereupon the Bank shall so notify the Borrowers.

     3.2. ILLEGALITY.  Notwithstanding any other provisions herein, if any
          ----------
present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for the Bank to make or maintain Eurodollar Rate Loans, the Bank shall forthwith give notice of such circumstances to the Borrowers and thereupon (i) the commitment of the Bank to make Eurodollar Rate Loans or convert Base Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (ii) the Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrowers hereby jointly and severally agree promptly to pay the Bank, upon demand by the Bank, any additional amounts necessary to compensate the Bank for any costs incurred by the Bank in making any conversion in accordance with this (S)4.2, including any interest or fees payable by the Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

     3.3. CHANGE IN CIRCUMSTANCES.  If, on or after the date hereof the Bank
          -----------------------
determines that (i) the adoption of, or any change in, any applicable law, rule, regulation or guideline or the interpretation or administration thereof (whether or not having the force of law), or (ii) compliance by the Bank or its parent holding company with any guideline, request or directive (whether or not having the force of law), (A) shall subject the Bank to any tax, duty or other charge with respect to any Eurodollar Rate Loan or the Revolving Credit Note, or shall change the basis of taxation of payments to the Bank of the principal of or interest on, Eurodollar Rate Loans or in respect of any other amounts due under this Agreement in respect of Eurodollar Rate Loans (other than with respect to taxes based upon the Bank's net income), or (B) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Rate Loan any such requirement included in an applicable Eurocurrency Reserve Rate) against assets of, deposits with or for the account of, or credit extended by, the Bank, or shall impose on the Bank or the London interbank market any other condition affecting Eurodollar Rate Loans or the Revolving Credit Note, and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining any Eurodollar Rate Loan, or to reduce the amount of any sum received or receivable by the Bank under this Agreement or under the Revolving Credit Note with respect to any Revolving Credit Loan, by an amount reasonably deemed by the Bank to be material, then, upon demand by the Bank, the Borrowers jointly and severally agree to pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction.

     3.4. CAPITAL ADEQUACY.  If, on or after the date hereof the Bank determines
          ----------------
that (a) the adoption of, or any change in, any applicable law, rule, regulation or guideline or the interpretation or administration thereof (whether or not having the force of law), or (b) compliance by the Bank or its parent holding company with any guideline, request or directive (whether or not having the force of law), has the effect of reducing the return on the Bank's or such holding company's capital as a consequence of the Commitment or the Revolving Credit Loans to a level below that which the Bank or such holding company could have achieved but for such adoption, change or compliance by any amount deemed by the Bank to be material, the Bank may notify the Borrowers thereof. The Borrowers jointly and severally agree to pay the Bank the amount of the Borrowers' allocable share of the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by the Bank of a statement in the amount and setting forth the Bank's calculation thereof, which statement shall be deemed true and correct absent manifest error. The Bank agrees to allocate shares of such reduction among the Borrowers and the Bank's other customers similarly situated on a fair and non-discriminatory basis.

     3.5.  CERTIFICATE.  A certificate setting forth any additional amounts
           -----------
payable pursuant to (S)3.3 or (S)3.4 and a brief explanation of such amounts which are due, submitted by the Bank to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

     3.6.  INDEMNITY.  The Borrowers jointly and severally agree to indemnify
           ---------
and hold the Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) the Bank may sustain as a consequence of (a) the Borrowers' failure to pay the principal amount of any Eurodollar Rate Loan as and when due or the payment of any Eurodollar Rate Loan on a date that is not the last day of the Interest Period applicable thereto, including interest or fees payable by the Bank to lenders of funds obtained by it in order to maintain any such Eurodollar Rate Loans, (b) default by the Borrowers in making a borrowing or conversion after the Borrowers have given (or are deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with (S)2.3 or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Eurodollar Rate Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Bank to lenders of funds obtained by it in order to maintain any such Eurodollar Rate Loans.

     3.7.  INTEREST AFTER EVENT OF DEFAULT.  While an Event of Default is
           -------------------------------
continuing, amounts payable under any of the Loan Documents shall bear interest (compounded monthly and payable on demand in respect of overdue amounts) at a rate per annum which is equal to two hundred (200) basis points above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to
(S)2.4 until such amount is paid in full or (as the case may be) such Event of Default has been cured or waived in writing by the Bank (after as well as before judgment).

     3.8.  CONCERNING JOINT AND SEVERAL LIABILITY OF THE BORROWERS.
           -------------------------------------------------------

          (a) Each of the Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Bank under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations.

          (b) Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this (S)3.8), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

          (c) If and to the extent that either of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrower will make such payment with respect to, or perform, such Obligation.

          (d) The Obligations of each of the Borrowers under the provisions of this (S)3.8 constitute the full recourse Obligations of each of the Borrowers enforceable against each such corporation to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or the other Loan Documents or any other circumstance whatsoever as to the other Borrower.

          (e) Except as otherwise expressly provided herein, each Borrower hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all advances of the Revolving Credit Loans made under this Agreement and the Revolving Credit Note, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Agreement or any of the other Loan Documents), or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Bank under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement and the other Loan Documents. Each Borrower hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrowers and any other entity or Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the

     Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Bank at any time or times in respect of any default by either Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement and the other Loan Documents, any and all other indulgences whatsoever by the Bank in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of either Borrower or any other entity or Person primarily or secondarily liable for any Obligation. Such Borrower further agrees that its Obligations shall not be released or discharged, in whole or in part, or otherwise affected by the adequacy of any rights which the Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations, the impairment of any collateral security securing the Obligations, including, without limitation, the failure to protect or preserve any rights which the Agent or any Bank may have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security, any other act or omission which might in any manner or to any extent vary the risk of such Borrower, or otherwise operate as a release or discharge of such Borrower, all of which may be done without notice to such Borrower; provided, however, that the foregoing shall in no way be deemed
               --------  -------
     to create commercially unreasonable standards as to the Bank's duties as secured party under the Loan Documents (as such rights and duties are set forth therein). If for any reason the other Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the other Borrower by reason of such other Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Agreement and the other Loan Documents to which it is a party shall nevertheless be binding on such Borrower to the same extent as if such Borrower at all times had been the sole obligor on such Obligations. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Bank, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this
     (S)3.8, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this
     (S)3.8, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this (S)3.8 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this (S)3.8 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to either reconstruction or similar proceeding with respect to any Borrower, or the Bank. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, ownership, membership, constitution or place of formation of either Borrower or the Bank.

     Each of the Borrowers acknowledges and confirms that it has itself established its own adequate means of obtaining from the other Borrower on a continuing basis all information desired by such Borrower concerning the financial condition of the other Borrower and that each such Borrower will look to the other Borrower and not to the Bank in order for such Borrower to keep adequately informed of changes in each of the other Borrower's financial conditions.

          (f) The provisions of this (S)3.8 are made for the benefit of the Bank and its respective successors and assigns, and may be enforced by it or them from time to time against either or both of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Bank or such successor or assign first to marshall any of its or their claims or to exercise any of its or their rights against the other Borrower or to exhaust any remedies available to it or them against the other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this (S)3.8 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Bank upon the insolvency, bankruptcy or reorganization of either of the Borrowers, or otherwise, the provisions of this (S)3.8 will forthwith be reinstated in effect, as though such payment had not been made.

          (g) Each of the Borrowers hereby agrees that it will not enforce any of its rights of reimbursement, contribution, subrogation or the like against the other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Bank with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which either Borrower may have against the other Borrower with respect to any payments to the Bank hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to either Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to the other Borrower therefor.

          (h) Each of the Borrowers hereby agrees that the payment of any amounts due with respect to the indebtedness owing by either Borrower to the other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of the other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Bank and be paid over to the Bank to be applied to repay the Obligations.

                             4.  FEES AND PAYMENTS.
                                 -----------------

     Contemporaneously with execution and delivery of this Agreement, the Borrowers shall pay to the Bank a closing fee in the amount of $75,000. The Borrowers shall pay to the Bank, on the first day of each calendar month hereafter, and upon the Maturity Date or the date upon which the Commitment is no longer in effect, a commitment fee calculated at a rate per annum which is equal to one-half percent (0.50%) of the average daily difference by which the Commitment amount exceeds the aggregate sum of the outstanding Revolving Credit Loans during the preceding calendar month or portion thereof. All payments to be made by the Borrowers hereunder or under any of the other Loan Documents shall be made in U.S. dollars in immediately available funds at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110, without set-off or counterclaim and without any withholding or deduction whatsoever. Notwithstanding the notice and minimum amount requirements set forth in (S)2.2, the Bank may, in its sole discretion, make Base Rate Loans to the Borrowers to cover any sum due and payable by the Borrowers to the Bank hereunder or under any of the other Loan Documents. The Borrowers hereby request and authorize the Bank to make from time to time such Base Rate Loans. Each of the Borrowers acknowledges and agrees that the making of such Base Rate Loans shall, in each case, be subject in all respects to the provisions of this Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in (S)2.1 and requirements that the applicable provisions of (S)7 be satisfied. The Bank shall also be entitled to charge any account of either of the Borrowers with the Bank for any sum due and payable by the Borrowers to the Bank hereunder or under any of the other Loan Documents. If any payment hereunder is required to be made on a day which is not a Business Day, it shall be paid on the immediately succeeding Business Day, with interest and any applicable fees adjusted accordingly. All computations of interest in respect of Revolving Credit Loans or of the commitment fee payable hereunder shall be made by the Bank on the basis of actual days elapsed and on a 360-day year.

                                 5.  SECURITY.
                                     --------

     The Obligations shall be secured by a perfected first priority security interest in all Designated Lease Receivables of the Borrowers and the underlying Equipment and Leases related thereto, all cash, cash equivalents, instruments, and documents related to Designated Lease Receivables (excluding the Borrowers' rights and interests under the Service Agreement and the Lockbox Agreement), all patents, trademarks and other intellectual property of the Borrowers, all general intangibles of the Borrowers and all accessions, substitutions and proceeds thereof (including insurance proceeds), in each case whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which either of the Borrowers is a party. Notwithstanding the foregoing, prior to the occurrence of a Default or Event of Default, the Bank will release its Lien on Designated Lease Receivables so long as prior to such release the Borrowers shall have delivered (i) a Borrowing Base Report dated the date of such release indicating that after giving effect to such release the outstanding principal amount of all Revolving Credit Loans does not exceed the Borrowing Base, (ii) a Designated Lease Receivables Released Report dated the date of such release indicating the Designated Lease Receivables to be released, and (iii) if applicable, a Lease Receivable Designation Certificate to ensure that after giving effect to such release, the outstanding principal amount of Revolving Credit Loans does not exceed the Borrowing Base.

                      6.  REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

     Each of the Borrowers represents and warrants to the Bank on the date hereof, on the date of any Loan Request and on each Drawdown Date that:

          (a) each of the Borrowers is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where it is doing business, and the execution, delivery and performance by each of the Borrowers of the Loan Documents to which such Borrower is a party (i) are within its corporate authority, (ii) have been duly authorized, and (iii) do not conflict with or contravene its Charter Documents;

          (b) upon execution and delivery thereof, each Loan Document to which each of the Borrowers is a party shall constitute the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms;

          (c) each of the Borrowers has good and marketable title to all its material properties, subject only to Liens permitted hereunder, and possesses all assets, including intellectual properties, franchises and Consents, adequate for the conduct of its business as now conducted, without known conflict with any rights of others. Each of the Borrowers maintains insurance with financially responsible insurers, copies of the policies for which have been previously delivered to the Bank, covering such risks and in such amounts and with such deductibles as are customary in the Borrowers' business and are adequate and are in accordance with the terms of the Security Agreement;

          (d) each of the Borrowers has a fiscal year which is the twelve (12) months ending on June 30, 1996 of each year; BankVest has provided to the Bank its audited Financials as at June 30, 1996 and for the fiscal period then ended, and such Financials are complete and correct and fairly present the position of BankVest and its Subsidiaries as at such date and for such period in accordance with GAAP consistently applied; neither of the Borrowers has any Indebtedness, or any financial obligations under any contracts, or agreements, except for Indebtedness permitted under (S)8.2(a) hereof; BankVest has also provided to the Bank its forecast of the operations of BankVest and its Subsidiaries for the period from July 1, 1996 through June 30, 2001, and such forecast has been prepared in good faith based upon reasonable assumptions;

          (e) since June 30, 1996, there has been no materially adverse change of any kind in BankVest or any of its Subsidiaries which would have a Materially Adverse Effect;

          (f) there are no legal or other proceedings or investigations pending or threatened against before any court, tribunal or regulatory authority which would, if adversely determined, alone or together, have a Materially Adverse Effect;

          (g) the execution, delivery, performance of its obligations, and exercise of its rights under the Loan Documents to which it is a party by each of the Borrowers, including borrowing under this Agreement (i) do not require any Consents; and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any Requirement of Law, or (B) any Charter Document, corporate minute or resolution, instrument, agreement or provision thereof, in each case binding on it or affecting its property;

          (h) neither of the Borrowers is in violation of (i) any Charter Document, corporate minute or resolution, (ii) any instrument or agreement, in each case binding on it or affecting its property, or (iii) any Requirement of Law in either case, in a manner which could have a Materially Adverse Effect, including, without limitation, all applicable federal and state tax laws, ERISA and Environmental Laws;

          (i) upon execution and delivery of the Security Documents and the filing of documents thereby required, the Bank shall have first-priority perfected Liens on the Collateral, subject only to Liens permitted hereunder and entitled to priority under applicable law, with no financing statements, chattel mortgages, real estate mortgages or similar filings on record anywhere which conflict with such first-priority Liens of the Bank;

          (j) BankVest's only Subsidiaries are LeaseVest and The Equipment Leasing Insurance Co. Ltd.; LeaseVest has no Subsidiaries and neither of the Borrowers is a party to any partnership or joint venture;

          (k) each of the representations and warranties made by each of the Borrowers in any of the Loan Documents was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Loan Documents; and

               (l) each Designated Lease Receivable of the Borrowers meets the following criteria:

                    (i) either of the Borrowers is the sole legal owner of the Designated Lease Receivables, the Leases and the Equipment (or will have a first priority security interest in the Equipment), free and clear of all liens;

                    (ii) each of the Leases is a legal, valid and binding full recourse obligation of the Lessee thereunder, enforceable by a Borrower and its assigns against such Lessee in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and by any and all applicable requirements of any federal, state or local law including, without limitation, usury, truth-in-lending and equal credit opportunity laws applicable to each Lease have been complied with;

                    (iii) each of the Borrowers and, to the best of the Borrowers' knowledge, the other parties to such Lease, had all requisite authority and capacity to enter into such Lease; and no Lessee has been released, in whole or in part, from any of its obligations in respect of any Lease;

                    (iv) except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles, the obligation of each Lessee to pay all amounts owed under each of the Leases to which such Lessee is a party throughout the term thereof is and will be unconditional, without any right of set-off or counterclaim or any defense by such Lessee, and without regard to any event affecting the Equipment, if any, subject to such Lease, any claim of such Lessee against either of the Borrowers or any change in circumstance of such Lessee or any other circumstance whatsoever;

                    (v) there will be no facts or circumstances existing as of the relevant time which give rise to any right of rescission, offset, counterclaim or defense, including the defense of usury, to the obligations of any Lessee, including the obligation of such Lessee to pay all amounts due thereunder, with respect to any Lease to which such Lessee is a party; and neither the operation of any of the terms of any Lease nor the exercise of any right thereunder will render such Lease unenforceable in whole or in part or subject to any right of rescission, offset, counterclaim or defense, including the defense of usury (other than limitations on enforcement as a result of bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles), and no such right of rescission, offset, counterclaim or defense has been asserted with respect thereto;

                    (vi) no Lease, and no provision of any Lease, has been amended, terminated, altered, waived or modified since inception in any respect that is adverse to the interests of either of the Borrowers except for reissues that are consistent with the applicable Borrower's past practices, no Lease has been satisfied, cancelled or subordinated, in whole or in part, or rescinded, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination or rescission, except for Leases that have been prepaid in full;

                    (vii) no Lessee has been released by either of the Borrowers from the terms of the related Lease;

                    (viii) each Lease was originated or acquired in a Borrower's ordinary course of business, in accordance with such Borrower's Credit Policy; each Lease is of a type customarily in use in the leasing or financing business and has not been found, in the Bank's reasonable judgment, to be unacceptable;

                    (ix) each Lessee is a resident of the United States of America and is not a Borrower or an Affiliate of a Borrower;

                    (x) each Lease requires the Lessee to assume all risk of loss or malfunction of the related Equipment, to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the related Equipment and permits the rights with respect to such Lease, and all Collateral related thereto, to be assigned by the Borrowers without the consent of any Person; no Lease permits early termination or prepayment, unless the amount required to be paid by or on behalf of Lessee in respect thereof is equal to or greater than the applicable termination amount; no Lease provides for the substitution, exchange or addition of any Equipment subject thereto which would result in any reduction of the amount of payments or change the timing of payments due under such Lease;

                    (xi) there are no proceedings or investigations pending against either of the Borrowers or, to the best of the Borrowers' knowledge, threatened or otherwise pending before any court, regulatory body, administrative agency or other tribunal or government instrumentality (A) asserting the invalidity or unenforceability of any Lease, (B) seeking to prevent payment and performance of any Lease, or (C) seeking any determination or ruling that might, in the aggregate, adversely and materially affect the validity or enforceability of any Lease;

                    (xii) each of the Borrowers has duly performed all material obligations on its part required to be performed by it under or in connection with each Lease, and has done nothing to materially impair its rights thereunder;

                    (xiii) each Lease is either an "account" (as defined in Section 9-106 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts (the "UCC")) or "chattel paper" (as defined in Section 9-105 of the UCC) or an "instrument" (as defined in
          Section 9-105 of the UCC); if the Lease is chattel paper, then (A) there is only one counterpart of the Lease that constitutes "chattel paper" for purposes of Section 9-105(b) and 9-308 of the UCC and (B) either BankVest or its Subsidiaries has a first priority security interest in the Equipment that is the subject of the Lease;

                    (xiv) each Lease requires the related Lessee to maintain the related Equipment, if any, in good and workable order, to obtain and maintain physical damage insurance on the Equipment subject thereto and to name the lessor thereunder as loss payee with respect thereto; each Lessee of Equipment which has an Acquisition Cost equal to or in excess of $100,000 maintains physical damage insurance on such

          Equipment and has named the lessor thereunder as loss payee with respect thereto; to the best of the Borrowers' knowledge, the Equipment was properly delivered to the Lessee in good repair, without defects and in satisfactory order and the related Equipment, if any, is in good operating condition and repair; to the best of the Borrowers' knowledge, the related Equipment was accepted by the Lessee after reasonable opportunity to inspect and test the same and no Lessee has informed BankVest and its Subsidiaries of any defects therein;

                    (xv) no Lease constitutes a "consumer lease" under the UCC;

                    (xvi) BankVest, its Subsidiaries and the Servicer have marked their computer records to reflect the interest granted to the Bank hereunder;

                    (xvii) BankVest and its Subsidiaries have segregated the original Leases and Lease files relating to Designated Lease Receivables from all other Leases, have kept such original Leases in folders and have marked all folders containing such original Leases relating to Designated Lease Receivables to reflect the interest granted to the Bank hereunder in a manner acceptable to the Bank.

                           7.  CONDITIONS PRECEDENT.
                               --------------------

     7.1. CONDITIONS TO INITIAL REVOLVING CREDIT LOANS.  In addition to the
          --------------------------------------------
making of the foregoing representations and warranties and the delivery of such documents and the taking of such actions as the Bank may require at or prior to the time of executing this Agreement, the obligation of the Bank to make the initial Revolving Credit Loan to the Borrowers hereunder is subject to the satisfaction of the following further conditions precedent:

          (a) each of the Loan Documents shall have been duly and properly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect on and as of the Closing Date and executed original counterparts of each of the Loan Documents shall have been furnished to the Bank;

          (b) the Service Agreement, the Backup Servicer Agreement, the Lockbox Agreement and the Receivables Collection Agreement shall be in full force and effect and shall be in form and substance satisfactory to the Bank; the Bank shall be satisfied in all respects with the cash management and lockbox arrangements of the Borrowers; the Bank shall have received a fully executed copy of the Service Agreement, the Backup Servicer Agreement, the Lockbox Agreement and the Receivables Collection Agreement;

          (c) receipt by the Bank of copies of all other material agreements and contracts of BankVest and its Subsidiaries, including, without limitation, other loan agreements, each certified to be true, correct, and complete and in full force and effect by an officer of BankVest;

          (d) receipt by the Bank from each Borrower of copies, certified by the corporate secretary (or other comparable officer) of such Borrower to be true and complete on the Closing Date, of the Charter Documents of such Borrower;

          (e) receipt by the Bank of copies, certified by the corporate secretary (or other comparable officer) of each Borrower to be true and complete on the Closing Date, of the records of all actions taken by such Borrower's directors and shareholders as may be required to authorize (a) its execution and delivery of each of the Loan Documents, (b) its performance of all of its agreements and obligations under each of such documents, and (c) the borrowings, the granting of collateral security for the Obligations, and other transactions contemplated by this Agreement and the other Loan Documents;

          (f) receipt by the Bank from each Borrower of an incumbency certificate, dated the Closing Date, signed by the corporate secretary (or other comparable officer) of each Borrower and certifying the name, incumbency, title, and specimen signature of each individual who shall be authorized: (i) to sign on its behalf each of the Loan Documents; (ii) to make application for the Revolving Credit Loans; and (iii) to give notices and to take any other action on its behalf under the Loan Documents;

          (g) receipt by the Bank of the most recent Credit Policy of BankVest and its Subsidiaries, which Credit Policy shall be in form and substance satisfactory to the Bank;

          (h) receipt by the Bank from the Borrowers of completed and fully executed Perfection Certificates and the results of UCC searches with respect to the Collateral, indicating no Liens other than Liens permitted under (S)8.2(b) and otherwise in form and substance satisfactory to the Bank;

          (i) receipt by the Bank of an officer's certificate of BankVest dated as of the Closing Date as to the solvency of BankVest and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Bank;

          (j) receipt by the Bank of (i) a certificate of insurance, in form and substance satisfactory to the Bank, from an independent insurance broker dated as of the date hereof, identifying issuers, types of insurance, insurance limits, and policy terms, requiring the insurer to give the Bank at least thirty (30) days prior written notice of cancellation of any insurance, and otherwise describing the insurance obtained in accordance with the provisions of the Security Documents, and
     (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer);

          (k) receipt by the Bank of a favorable legal opinion addressed to the Bank, dated as of the date hereof, in form and substance satisfactory to the Bank, from Goldstein & Manello, P.C., counsel to BankVest and its Subsidiaries;

          (l) receipt by the Bank of the closing fee and payment in full of all out-of-pocket expenses of the Bank, including but not limited to attorneys fees, disbursements, expenses for Commercial Finance Examinations, the Bank's due diligence review of the Servicer and collateral audits, and fees of consultants and other professionals;

          (m) receipt by the Bank of an initial Borrowing Base Report and a Lease Receivable Designation Certificate, accurate as of the Closing Date, and the most recent Lease Receivables aging report of BankVest and its Subsidiaries, dated as of the Closing Date;

          (n) since the date of the most recent Financials reviewed by the Bank, there shall have been no materially adverse change of any kind in BankVest or any of its Subsidiaries which would have a Materially Adverse Effect; and

          (o) satisfaction of the conditions precedent set forth in (S)7.2 hereof.

     7.2. CONDITIONS TO ALL BORROWINGS.  The obligation of the Bank to make any
          ----------------------------
Revolving Credit Loan to the Borrowers hereunder is subject to the satisfaction of the following conditions precedent:

          (a) each of the representations and warranties of the Borrowers to the Bank herein, in any of the other Loan Documents or any documents, certificate or other paper or notice in connection herewith shall be true and correct in all material respects as of the time made or claimed to have been made;

          (b)  no Default or Event of Default shall be continuing;

          (c) all proceedings in connection with the transactions contemplated hereby shall be in form and substance satisfactory to the Bank, and the Bank shall have received all information and documents as it may have reasonably requested;

          (d) no change shall have occurred in any law or regulation or in the interpretation thereof that in the reasonable opinion of the Bank would make it unlawful for the Bank to make such Revolving Credit Loan; and

          (e) the Bank shall have received a Borrowing Base Report setting forth the Borrowing Base as of the date of the Loan Request.

                                 8. COVENANTS.
                                    ---------

     8.1. AFFIRMATIVE COVENANTS.  Each of the Borrowers agrees that so long as
          ---------------------
there are any Revolving Credit Loans outstanding and until the termination of the Commitment and the payment and satisfaction in full of all the Obligations, each of the Borrowers will comply with its obligations as set forth throughout this Agreement and to:

          (a) furnish the Bank: (i) as soon as available but in any event within ninety (90) days after the close of each fiscal year, its audited Financials for such fiscal year, certified by the Borrowers' accountants, Coopers & Lybrand L.L.P.; (ii) as soon as available but in any event within forty-five (45) days after the end of each fiscal quarter its unaudited Financials for such quarter, certified by its chief financial officer;
     (iii) as soon as available but in any event within thirty (30) days after the end of each fiscal month its unaudited Financials for such month certified by its chief financial officer; (iv) together with the quarterly and annual audited Financials, a certificate of the Borrowers, in the form attached as Exhibit C hereto, setting forth computations demonstrating
                 ------- -
     compliance with the Borrowers' financial covenants set forth herein, and certifying that no Default or Event of Default has occurred, or if it has, the actions taken by the Borrower with respect thereto; (v) together with each Loan Request and, in addition, within ten (10) days after the end of each calendar month or at such earlier time as the Bank may request, a Borrowing Base Report setting forth the Borrowing Base as of the date of such Loan Request or at the end of such calendar month, as applicable, and providing materials supporting the calculation of such Borrowing Base Report, including without limitation, lease agings, eligibility support, and lease detail; (vi) within ten (10) days after the end of each calendar month, a Lease Receivable aging report; and (vii) as soon as practicable, but in any event not later than thirty (30) days prior to the beginning of each fiscal year, management-prepared quarterly financial forecasts of BankVest and its Subsidiaries with respect to each fiscal year;

          (b) (i) keep true and accurate books of account in accordance with GAAP, maintain its current fiscal year and permit the Bank or its designated representatives to inspect the Borrowers' premises during normal business hours, and to examine and be advised as to such or other business records upon the request of the Bank, all at the Borrowers' expense and (ii) permit the Bank's commercial financial examiners to conduct periodic Commercial Finance Examinations, at the Borrowers' expense, provided that liability of the Borrowers for such
                         --------
     expenses shall be limited to $750 per examiner, per day, per Commercial Finance Examination, the number of examiners participating in any Commercial Finance Examination shall not exceed two (2) and the number of Commercial Finance Examinations at the Borrowers' Expense shall not exceed four (4) Commercial Finance Examinations per calendar year, in each case so long as no Default or Event of Default has occurred and is continuing;

          (c) (i) maintain its corporate existence, business and assets, (ii) keep its business and assets adequately insured, (iii) maintain its chief executive office in the United States, (iv) continue to engage in the same lines of business, and (v) comply with all Requirements of Law, including ERISA and Environmental Laws;

          (d) notify the Bank promptly in writing of (i) the occurrence of any Default or Event of Default, (ii) any noncompliance with ERISA or any Environmental Law or proceeding in respect thereof which could have a Materially Adverse Effect, providing the Bank copies of all related notices and correspondence, (iii) any change of address or additional location,
     (iv) any threatened or pending litigation or similar proceeding affecting either of the Borrowers or any material change in any such litigation or proceeding previously reported and (v) claims against any assets or properties of either of the Borrower encumbered in favor of the Bank;

          (e) use the proceeds of the Revolving Credit Loans solely for the short-term financing of Eligible Lease Receivables and not for the carrying of "margin security" or "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224;

          (f) subject to (S)8.2(h) hereof, promptly furnish to the Bank any amendments, modifications or supplementations to the most recent Credit Policy of BankVest and its Subsidiaries;

          (g) cooperate with the Bank, take such action, execute such documents, and provide such information as the Bank may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Loan Documents; and

          (h) ensure that all proceeds of Collateral are (i) sent to the Lockbox Bank and (ii) transferred within five (5) Business Days of the Lockbox Bank's receipt thereof to the BKB Account, all in accordance with the Receivables Collection Agreement, provided that, prior to an Event of
                                           --------
     Default, any or all funds in the BKB Account will be transferred to designated accounts of the Borrowers acceptable to the

     Bank, and otherwise maintain cash management and lockbox arrangements satisfactory in form and substance to the Bank in its sole discretion.

     8.2. NEGATIVE COVENANTS.  Each of the Borrowers agrees that so long as
          ------------------
there are any Revolving Credit Loans outstanding and until the termination of the Commitment and the payment and satisfaction in full of all the Obligations, neither of the Borrowers will:

          (a) create, incur, permit to exist or assume any Indebtedness other than (i) Indebtedness to the Bank, (ii) Indebtedness that contains negative or financial covenants that are not more restrictive in any material respect to BankVest or any of its Subsidiaries than the negative or financial covenants contained in this Agreement, provided that no Default
                                                      --------
     or Event of Default exists at the time of the incurrence of such Indebtedness or would result therefrom, (iii) current liabilities of the Borrowers not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended, (iv) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings and for which adequate reserves have been taken; (v) Subordinated Debt; (vi) Indebtedness of a Borrower to a Borrower; and (vii) existing Indebtedness not included above and listed on Schedule 8.2(a) hereto;
        ---------------

          (b) create, incur, permit to exist or assume any Liens on any of the property or assets of any of the Borrowers except (i) Liens in favor of the Bank securing the Obligations; (ii) Liens securing taxes or other governmental charges not yet due; (iii) deposits or pledges made in connection with worker's compensation, unemployment insurance, old age pension, social security, retirement benefits or other similar legislation;
     (iv) Liens of carriers, warehousemen, mechanics and materialmen, less than 120 days old as to obligations not yet due; (v) easements, rights-of-way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which either of the Borrower is a party and similar minor Liens which individually and in the aggregate do not have a Materially Adverse Effect; and (vi) Liens on assets of the Borrowers not constituting Collateral to secure Indebtedness of the type and amount permitted by
     (S)8.2(a)(ii);

          (c) create, form or permit to exist any Subsidiaries (other than LeaseVest and The Equipment Leasing Insurance Co. Ltd., or make or permit to exist any investments other than investments in (i) marketable obligations of the United States maturing within one (1) year; (ii) certificates of deposit, bankers' acceptances and time and demand deposits of United States banks having total assets in excess of $1,000,000,000;
     (iii) investments by a Borrower in another Borrower; (iv) investments by the Borrowers in The Equipment

     Leasing Insurance Co. Ltd. not to exceed $500,000 in the aggregate; or (v) such other investments as the Bank may from time to time approve in writing; provided, however, that in each such case referred to in this
              --------  -------
     (S)8.2(c), arrangements have been made to the satisfaction of the Bank for the perfection and protection and the preservation of the Bank's Lien therein where applicable;

          (d) make any dividends or distributions on or in respect of any shares of any class of its capital stock of any nature whatsoever, other than (i) dividends payable solely in shares of common or preferred stock in place of cash distributions, (ii) dividends or distributions by LeaseVest or The Equipment Leasing Insurance Co. Ltd. to BankVest, (iii) so long as both immediately before and after giving effect to the proposed distribution no Default or Event of Default shall have occurred and be continuing, distributions consisting of the repurchase by BankVest of capital stock of BankVest owned by former employees of BankVest not to exceed in aggregate amount $300,000 in any fiscal year, and (iv) so long as both immediately before and after giving effect to the proposed dividend no Default or Event of Default shall have occurred and be continuing and the Borrowers have delivered to the Bank their audited Financials and Compliance Certificate for the fiscal year most recently ended, dividends or distributions by BankVest during any fiscal year not to exceed in aggregate amount 35% of Consolidated Net Income for the previous fiscal year;

          (e) become party to a merger or consolidation with any other parties (other than the merger or consolidation of a Subsidiary of BankVest with and into BankVest) or any sale-leaseback transaction, or effect any sale, transfer or other disposition of any assets or any interests therein other than in the ordinary course, consistent with past practices or purchase, lease or otherwise acquire assets other than in the ordinary course, consistent with past practices and other than the sale of Designated Lease Receivables, provided that in connection with the sale of any Designated
                  --------
     Lease Receivables, the Bank will release its Lien on such Designated Lease Receivables so long as prior to such sale the Borrowers shall have delivered a Borrowing Base Report dated the date of such sale indicating that after giving effect to such sale the outstanding principal amount of all Revolving Credit Loans does not exceed the Borrowing Base;

          (f) enter into, or cause, allow or permit to exist any transaction or agreement with any Affiliate except any transaction or agreement having terms not less favorable to the Borrowers than would be the case if such transaction or agreement had been entered into with a Person that is not an Affiliate;

          (g) amend, supplement or otherwise modify the terms of the Service Agreement, the Backup Servicer Agreement, the Receivables

     Collection Agreement or the Lockbox Agreement without ten (10) Business Days prior notice to the Bank and, in the event that the Bank determines that such amendment, supplementation or modification impacts the Bank and the Bank notifies the Borrowers of such determination, the prior consent of the Bank; or

          (h) amend, supplement or otherwise modify in any material way the Credit Policy without the prior consent of the Bank.

     8.3. FINANCIAL COVENANTS.  Each of the Borrowers agrees that so long as
          -------------------
there are any Revolving Credit Loans outstanding and until the termination of the Commitment and the payment and satisfaction in full of all the Obligations, neither of the Borrowers will:

          (a) permit the ratio of (i) Consolidated Total Liabilities at the end of any fiscal quarter to (ii) the sum of Consolidated Tangible Net Worth at the end of such fiscal quarter plus the aggregate outstanding amount of
                                    ----
     Subordinated Debt as at the end of such fiscal quarter to exceed 6.00 to 1.00;

          (b)  permit the sum of Lease Receivables for which payment is thirty
     (30) days past the original due date therefor, calculated at the end of each fiscal month, to exceed 7.0% of net Lease Receivables;

          (c) (i) permit Consolidated Net Income for any two consecutive fiscal quarters (measured at the end of each fiscal quarter) to be less than $1.00 and (ii) permit Consolidated Net Deficit for any fiscal quarter to exceed $100,000; or

          (d) permit Reserves as at the end of any fiscal quarter to be less than 1.8% of the aggregate amount of net Lease Receivables outstanding at the end of such fiscal quarter.

                      9. EVENTS OF DEFAULT; ACCELERATION.
                         -------------------------------

     If any of the following events ("Events of Default") shall occur:

          (a) the Borrowers shall fail to pay when due and payable any principal of the Revolving Credit Loans when the same becomes due;

          (b) the Borrowers shall fail to pay interest on the Revolving Credit Loans or any other sum due under any of the Loan Documents on the date on which the same shall have first become due and payable;

          (c) either of the Borrowers shall fail to perform any term, covenant or agreement contained in (S)(S)8.1(a), 8.1(d) through (h), 8.2 and 8.3;

          (d) either of the Borrowers shall fail to perform any other term, covenant or agreement contained in the Loan Documents within fifteen (15) days after the Bank has given written notice of such failure to the Borrowers;

          (e) any representation or warranty of either of the Borrowers or any of their Subsidiaries in the Loan Documents or in any certificate or notice given in connection therewith shall have been false or misleading in any "material respect" at the time made or deemed to have been made. As used herein, "material respect" shall mean if it has any impact on the enforceability of the Loan Documents or with regard to the ability of the Bank to receive payment in full in cash of the Obligations;

          (f) either of the Borrowers or any of their Subsidiaries shall be in default (after any applicable period of grace or cure period) under any agreement or agreements evidencing Indebtedness owing to the Bank or any affiliates of the Bank or in excess of $250,000 in aggregate principal amount, or shall fail to pay such Indebtedness when due, or within any applicable period of grace;

          (g) any of the Loan Documents shall cease to be in full force and effect;

          (h) either of the Borrowers or any of their Subsidiaries (i) shall make an assignment for the benefit of creditors, (ii) shall be adjudicated bankrupt or insolvent, (iii) shall seek the appointment of, or be the subject of an order appointing, a trustee, liquidator or receiver as to all or part of its assets, (iv) shall commence, approve or consent to, any case or proceeding under any bankruptcy, reorganization or similar law and, in the case of an involuntary case or proceeding, such case or proceeding is not dismissed within forty-five (45) days following the commencement thereof, or (v) shall be the subject of an order for relief in an involuntary case under federal bankruptcy law;

          (i) either of the Borrowers or any of their Subsidiaries shall be unable to pay its debts as they mature;

          (j) there shall remain undischarged for more than thirty (30) days any final judgment or execution action against either of the Borrowers or any of their Subsidiaries that, together with other outstanding claims and execution actions against the Borrowers and their Subsidiaries exceeds $100,000 in the aggregate;

          (k) BankVest shall cease to own legally or beneficially 100% or more of the Voting Stock of LeaseVest or The Equipment Leasing Insurance Co. Ltd. (except as permitted by (S)8.2(e));

          (l)(i) either Paul S. Gass or John P. Colton shall in the aggregate, at any time, cease to maintain ownership and control of at least fifty percent (50%) of the Voting Stock of BankVest owned by Paul S. Gass and John P. Colton, collectively, on a fully diluted basis, as of the Closing Date or (ii) either Paul S. Gass or John P. Colton shall cease to be employed in a senior management position with the Borrowers or there shall occur any substantial diminution in the senior management positions, duties and responsibilities of either of Paul S. Gass or John P. Colton;

     THEN, or at any time thereafter:

          (1) In the case of any Event of Default under clause (h) or (i), the Commitment shall automatically terminate and the Bank shall be relieved of all further obligations to make Revolving Credit Loans, and the entire unpaid principal amount of the Revolving Credit Loans, all interest accrued and unpaid thereon, and all other amounts payable thereunder and under the other Loan Documents shall automatically become forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers; and

          (2) In the case of any Event of Default other than (h) and (i), the Bank may, by written notice to the Borrowers, terminate the Commitment and/or declare the unpaid principal amount of the Revolving Credit Loans, all interest accrued and unpaid thereon, and all other amounts payable hereunder and under the other Loan Documents to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers.

     No remedy herein conferred upon the Bank is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise.

                                  10. SETOFF.
                                      ------

     Regardless of the adequacy of any collateral for the Obligations, any deposits or other sums credited by or due from the Bank to the Borrowers may be applied to or set off against any principal, interest and any other amounts due from the Borrowers to the Bank at any time without notice to the Borrowers, or compliance with any other procedure imposed by statute or otherwise, all of which are hereby expressly waived by the Borrowers.

                              11. MISCELLANEOUS.
                                  -------------

     Each of the Borrowers jointly and severally agrees to indemnify and hold harmless the Bank and its officers, employees, affiliates, agents, and controlling persons from and against all claims, damages, liabilities and losses of every kind arising out of the Loan Documents, including without limitation, against those in respect of the application of Environmental Laws to the Borrowers and their Subsidiaries absent the gross negligence or willful misconduct of the Bank. The Borrowers shall pay to the Bank promptly on demand all costs and expenses (including any taxes and reasonable legal and other professional fees and fees of its commercial finance examiner) incurred by the Bank in connection with the preparation, negotiation, execution, amendment, administration or enforcement of any of the Loan Documents; provided that the
                                                            --------
Bank's legal fees in connection with the preparation, negotiation and execution of the Loan Documents shall not exceed $35,000 plus disbursements. Any communication to be made hereunder shall (i) be made in writing, but unless otherwise stated, may be made by telex, facsimile transmission or letter, and
(ii) be made or delivered to the address of the party receiving notice which is identified with its signature below (unless such party has by five (5) days written notice specified another address), and shall be deemed made or delivered, when dispatched, left at that address, or five (5) days after being mailed, postage prepaid, to such address. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns, but neither of the Borrowers may assign its rights or obligations hereunder. This Agreement may not be amended or waived except by a written instrument signed by the Borrowers, and the Bank, and any such amendment or waiver shall be effective only for the specific purpose given. No failure or delay by the Bank to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Agreement, together with all Schedules and Exhibits hereto, expresses the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement and any amendment hereby may be executed in several counterparts, each of which shall be an original, and all of which shall constitute one agreement. In proving this Agreement, it shall not be necessary to produce more than one such counterpart executed by the party to be charged. THIS AGREEMENT AND THE NOTES ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE CONSTRUED IN ACCORDANCE THEREWITH AND GOVERNED THEREBY. EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN. Each of the Borrowers as an inducement to the Bank to enter into this Agreement, hereby waives its right to a jury trial with respect to any action arising in connection with any Loan Document.

     IN WITNESS WHEREOF, the undersigned have duly executed this Revolving Credit Agreement as a sealed instrument as of the date first above written.

                                                BANKVEST CAPITAL CORP.


                                                By:_____________________________
                                                   John P. Colton,
                                                   Executive Vice President

                                                Address:

                                                114 Turnpike Road
                                                Westboro, MA  01581

                                                Attn:  John P. Colton,
                                                    Executive Vice President
                                                Tel:  (508) 366-7800
                                                Fax:  (508) 870-0260

                                                LEASEVEST CAPITAL CORP.


                                                By:_________________________
                                                    John P. Colton,
                                                    Executive Vice President

                                                Address:

                                                114 Turnpike Road
                                                Westboro, MA  01581

                                                Attn:  John P. Colton,
                                                    Executive Vice President
                                                Tel:  (508) 366-7800
                                                Fax:  (508) 870-0260

                                                THE FIRST NATIONAL BANK OF
                                                BOSTON


                                                By:_____________________________
                                                    Laurent Favre, Director

                                                Address:


                                                100 Federal Street
                                                Mailstop 01-09-06
                                                Boston, MA  02110
                                                Attn:  Scott M. D'Orsi,
                                                    Asset Based Lending
                                                Tel:  (617) 434-2003
                                                Fax:  (617) 434-6241

                             REVOLVING CREDIT NOTE
                             ---------------------

$15,000,000.00                                                September 12, 1996

     FOR VALUE RECEIVED, the undersigned BANKVEST CAPITAL CORP., a Massachusetts corporation and LEASEVEST CAPITAL CORP., a Massachusetts corporation (collectively, the "Borrowers"), hereby promise to pay to the order of THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "Bank") at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110:

          (a) prior to or on the Maturity Date the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrowers pursuant to the Revolving Credit Agreement dated as of September 12, 1996 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers and the Bank;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

     This Revolving Credit Note (this "Note") evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     Each of the Borrowers irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal
                                       ----- -----
amount thereof owing and
unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

     The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     Each of the Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED BY REFERENCE IN (S)11 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, each of the undersigned have caused this Revolving Credit Note to be signed in its corporate name by its duly authorized officer as of the day and year first above written.


                              BANKVEST CAPITAL CORP.


                              By:____________________________
                                  John P. Colton,
                                  Executive Vice President

                              LEASEVEST CAPITAL CORP.


                              By:____________________________
                                  John P. Colton,
                                  Executive Vice President

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                      Amount              Amount of            Balance of
                   of Revolving        Principal Paid          Principal            Notation
Date               Credit Loan           or Prepaid              Unpaid             Made By:
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
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